UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

NSTAR

(Exact name of registrant as specified in its charter)

Massachusetts	001-14768	04-3466300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Northeast Utilities

One Federal Street Building 111-4

Springfield, MA 01105

(413) 785-5871

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 10, 2012, NSTAR completed its previously announced merger with Northeast Utilities. Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 16, 2010, as amended as of November 1, 2010 and December 16, 2010, by and among Northeast Utilities, NSTAR, NU Holding Energy 1 LLC, a wholly owned subsidiary of Northeast Utilities, and NU Holding Energy 2 LLC, a wholly owned subsidiary of Northeast Utilities, (as amended, the “Merger Agreement”), NU Holding Energy 1 LLC was merged with and into NSTAR and then NSTAR was merged with and into NU Holding Energy 2 LLC with NU Holding Energy 2 LLC remaining a wholly owned subsidiary of Northeast Utilities (the “Merger”). In connection with the Merger, the name of NU Holding Energy 2 LLC has been changed to NSTAR LLC.

Pursuant to the Merger Agreement, Northeast Utilities issued to NSTAR shareholders 1.312 of its common shares for each issued and outstanding NSTAR common share (the “Exchange Ratio”). Upon the closing of the Merger, all NSTAR common shares that traded on the New York Stock Exchange (the “NYSE”) under the symbol “NST,” ceased trading on, and are being delisted from, the NYSE.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 to NSTAR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2010 and the amendments to the Merger Agreement attached as Exhibits 2.1(ii) and 2.1(iii) to NSTAR’s Annual Report on Form 10-K filed with the SEC on February 10, 2011, which are incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, NSTAR notified the NYSE on April 10, 2012 that each issued and outstanding NSTAR common share automatically converted into the right to receive 1.312 Northeast Utilities common shares. On April 10, 2012, NSTAR requested that the NYSE file with the SEC an application on Form 25 to report that the NSTAR common shares are no longer listed on the NYSE. In addition, NSTAR intends to file with the SEC a certification and notice of termination on Form 15 requesting the suspension of its reporting obligations under Section 13 and Section 15(d) of the Securities and Exchange Act of 1934, as amended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Generally, pursuant to the Merger Agreement, at the effective time of the Merger (i) each issued and outstanding NSTAR common share was converted into 1.312 Northeast Utilities common shares (the “Exchange Ratio”), (ii) each outstanding NSTAR stock option was converted into an option to purchase, on the same terms and conditions as were applicable to the NSTAR stock option prior to the Merger (after giving effect to any acceleration of vesting as a result of the Merger), a number of Northeast Utilities common shares based on the Exchange Ratio, (iii) each outstanding NSTAR deferred stock and performance share award that was granted prior to the execution of the Merger Agreement was vested in full and was converted into a number of Northeast Utilities common shares based on the Exchange Ratio, and (iv) each outstanding NSTAR deferred stock and performance share award that was granted after the execution of the Merger Agreement was converted, based on the Exchange Ratio, into the right to receive a number of Northeast Utilities deferred common shares subject to the same terms and conditions as were applicable to the NSTAR equity-based award prior to the Merger.

Pursuant to the Merger Agreement and a Supplemental Indenture executed by NSTAR LLC on April 10, 2012, at the effective time of the Merger, NSTAR LLC succeeded to all of NSTAR’s rights and obligations under the Indenture, dated January 12, 2000 between NSTAR and The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to Bank One Trust Company, N.A.).

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item by reference.

Section 5 - Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

As described in Item 2.01, as a result of the Merger, a change in control of NSTAR occurred and the surviving entity of the Merger, NSTAR LLC, became a wholly owned subsidiary of Northeast Utilities. The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, NSTAR’s board of trustees designated each of Mr. James D. DiStasio, Francis A. Doyle, Charles K. Gifford, Paul A. La Camera, Thomas J. May, William C. Van Faasen, and Frederica M. Williams as NSTAR’s designees to serve on the Northeast Utilities board of trustees, effective upon the completion of the Merger. On April 9, 2012, the Northeast Utilities board of trustees appointed each of NSTAR’s designees to serve on the Northeast Utilities board of trustees effective upon the completion of the Merger.

On April 10, 2012, NSTAR filed its termination of trust with the Massachusetts Secretary of the Commonwealth and the members of NSTAR’s board of trustees and officers ceased to hold their positions at NSTAR. This was not a result of any disagreements between NSTAR and its trustees or officers on any matter relating to NSTAR’s operations, policies or practices. For further information regarding the NSTAR trustees and officers who will continue as Northeast Utilities trustees and officers, please see the Current Report on Form 8-K filed by Northeast Utilities with the SEC on April 10, 2012.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1

Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR dated as of October 16, 2010. (Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on October 18, 2010, File No. 001-14768, and incorporated by reference herein)

2.2

Amendment 1 to Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holder Energy 2 LLC and NSTAR dated as of November 1, 2010 (Exhibit 2.1(ii) to the Registrant’s Annual Report on Form 10-K filed on February 10, 2011, File No. 001-14768, and incorporated by reference herein)

2.3	Amendment 2 to Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR dated as of December 16, 2010 (Exhibit 2.1(iii) to the Registrant’s Annual Report on Form 10-K filed on February 10, 2011, File No. 001-14768, and incorporated by reference herein)

*	This filing excludes schedules pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2012

NSTAR LLC (as successor by merger to NSTAR)

By:	/s/ James J. Judge
Name:	James J. Judge
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR dated as of October 16, 2010. (Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on October 18, 2010, File No. 001-14768, and incorporated by reference herein)

2.2	Amendment 1 to Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holder Energy 2 LLC and NSTAR dated as of November 1, 2010 (Exhibit 2.1(ii) to the Registrant’s Annual Report on Form 10-K filed on February 10, 2011, File No. 001-14768, and incorporated by reference herein)

2.3	Amendment 2 to Agreement and Plan of Merger by and among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR dated as of December 16, 2010 (Exhibit 2.1(iii) to the Registrant’s Annual Report on Form 10-K filed on February 10, 2011, File No. 001-14768, and incorporated by reference herein)